                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 23, 1998
                                                        -----------------

                           NATIONAL MEDIA CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                     I-6715                   13-2658741
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)


15821 Ventura Boulevard, Suite 570, Encino, California            91416
------------------------------------------------------         ----------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    818-461-6400
                                                   -------------------


                                  N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                     Exhibit Index appears on Page 6 hereof.

Item 1.  Changes in Control of Registrant.

         On October 23, 1998, National Media Corporation (the "Company") announced the consummation of a transaction (the "Transaction") pursuant to which, among other things, operational control of the Company was assumed by an investor group led by Stephen C. Lehman, Eric R. Weiss and Daniel M. Yukelson. A copy of the press release announcing the Transaction is attached hereto as
Exhibit 99.1 and incorporated herein by reference. At a special meeting of the Company's stockholders held earlier on October 23rd, the Company's stockholders approved the Transaction, elected nine directors, approved an amendment to the Company's 1991 Stock Option Plan and ratified the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending March 31, 1999.

         In connection with the Transaction, NM Acquisition Co., LLC, a Delaware limited liability company ("ACO"), invested an additional $20,000,000 into the Company in exchange for shares of newly-created Series E Convertible Preferred Stock ("Series E Stock") which shares are convertible into 13,333,333 shares of the Company's common stock, par value $.01 per share ("Common Stock"), at a fixed conversion price of $1.50 per share. ACO is managed by Temporary Media Co., LLC, a Delaware limited liability company ("TMC") of which Messrs. Lehman, Weiss and Yukelson are the managing members. As part of the Transaction, TMC was granted a five-year option to purchase up to 212,500 shares of Common Stock, subject to certain vesting requirements, at an exercise price of $1.32 and warrants to purchase up to 2,762,500 shares of Common Stock at an exercise price ranging from $1.32 to $3.00. Financing for the Transaction was obtained through the private placement of equity interests in ACO. A portion of the $20,000,000 was used to repay in full the Company's obligations to its secured lender. The remainder of the funds were used to pay certain expenses of the Transaction and for working capital purposes.

         As of the closing of the Transaction, members of ACO and TMC beneficially owned an aggregate of 26,619,854 shares of Common Stock (which included shares of Common Stock underlying the Series E Stock, the Series D Preferred Stock, the Series D Common Stock Warrants and the Series C Common Stock Warrants (collectively, the "Securities")), representing approximately
34% of the outstanding Common Stock on a fully diluted basis. Immediately following consummation of the Transaction, ACO was dissolved and the Securities were distributed to its members pro rata according to their membership interests in ACO. In connection with the dissolution of ACO, each of its members granted TMC an irrevocable proxy to vote their respective shares with regard to any election of Directors.

         Pursuant to the terms of the Transaction, (i) the stockholders of the Company elected Messrs. Lehman and Weiss and Andrew M. Schuon to the Company's Board of Directors, (ii) each of Albert R. Dowden, William M. Goldstein, Frederick S. Hammer, Robert N. Verratti and Jon W. Yoskin resigned from the Board of Directors, effective October 23, 1998, (iii) the size of the Board of Directors was reduced from nine to seven members and (iv) Stuart D. Buchalter, David E. Salzman and Robert W. Crawford were appointed to the Board of Directors. Following consummation of the Transaction, Mr. Lehman was appointed Chairman of the Board and Chief Executive Officer, Mr. Weiss was appointed Vice Chairman of the Board and Chief Operating Officer, John W. Kirby was appointed President and Mr. Yukelson was appointed Executive Vice President of Finance, Chief Financial Officer and Secretary of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         3 Certificate of Amendment of the Certificate of Incorporation of National Media Corporation, dated October 23, 1998.

         4.1* Stock Purchase Agreement, dated August 11, 1998, by and between National Media Corporation and NM Acquisition Co., LLC.

         4.2* Stockholders' Voting Agreement, dated August 11, 1998, between NM Acquisition Co., LLC and its stockholders named therein.

         4.3 Series D Stock Purchase Agreement, dated as of August 12, 1998, between NM Acquisition Co., LLC, National Media Corporation, Rose Glen International Investors, LDC and Capital Ventures International.

         4.4** Certificate of Designations, Preferences and Rights of Series E Preferred Stock, dated October 23, 1998.

         4.5*** Registration Rights Agreement, dated October 23, 1998, between National Media Corporation and NM Acquisition Co., LLC.

         10.1 Waiver Agreement, dated as of August 12, 1998, between Constantinos I. Costalas and National Media Corporation.

         10.2 Waiver Agreement, dated as of August 12, 1998, between National Media Corporation and Frederick S. Hammer.

         10.3     Waiver Agreement, dated as of August 12, 1998, between Robert
                  N. Verratti and National Media Corporation.

         10.4 Series B Consent Agreement, dated August 11, 1998, between National Media Corporation and certain holders of Series B Convertible Preferred Stock.

         10.5 First Union Consent Agreement, dated July 15, 1998, between National Media Corporation, NM Acquisition Co., LLC and First Union Bank, N.A.

         17.1 Resignation of Albert R. Dowden from the Board of Directors of National Media Corporation dated October 23, 1998.

         17.2 Resignation of William M. Goldstein from the Board of Directors of National Media Corporation dated October 23, 1998.

         17.3 Resignation of Frederick S. Hammer from the Board of Directors of National Media Corporation dated October 23, 1998.

         17.4 Resignation of Robert N. Verratti from the Board of Directors of National Media Corporation dated October 23, 1998.

         17.5 Resignation of Jon W. Yoskin from the Board of Directors of National Media Corporation dated October 23, 1998.

         99.1     Press Release, dated October 23, 1998.

* Previously filed as an exhibit to the Company's Form 8-K dated August 13, 1998.

** The form of which was filed with the Company's Form 8-K dated August 13, 1998.

*** The Registration Rights Agreement was filed as an exhibit to the Company's
    Form 8-K dated August 13, 1998. At that time, the date of the Agreement was incorrectly stated as August 11, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL MEDIA CORPORATION
                                      (Registrant)

Date: October 29, 1998                By: /s/ Daniel M. Yukelson
                                         --------------------------------
                                         Daniel M. Yukelson
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

No.
---
3        Certificate of Amendment of the Certificate of Incorporation of
         National Media Corporation, dated October 23, 1998.

4.3      Series D Stock Purchase Agreement, dated as of August 12, 1998, between
         NM Acquisition Co., LLC, National Media Corporation, Rose Glen
         International Investors, LDC and Capital Ventures International.

10.1     Waiver Agreement, dated as of August 12, 1998, between Constantinos I.
         Costalas and National Media Corporation.

10.2     Waiver Agreement, dated as of August 12, 1998, between National Media
         Corporation and Frederick S. Hammer.

10.3     Waiver Agreement, dated as of August 12, 1998, between Robert N.
         Verratti and National Media Corporation.

10.4     Series B Consent Agreement, dated August 11, 1998, between National
         Media Corporation and certain holders of Series B Convertible Preferred
         Stock.

10.5     First Union Consent Agreement, dated July 15, 1998, between National
         Media Corporation, NM Acquisition Co., LLC and First Union Bank, N.A.

17.1     Resignation of Albert R. Dowden from the Board of Directors of National
         Media Corporation dated October 23, 1998.

17.2     Resignation of William M. Goldstein from the Board of Directors of
         National Media Corporation dated October 23, 1998.

17.3     Resignation of Frederick S. Hammer from the Board of Directors of
         National Media Corporation dated October 23, 1998.

17.4     Resignation of Robert N. Verratti from the Board of Directors of
         National Media Corporation dated October 23, 1998.

17.5     Resignation of Jon W. Yoskin from the Board of Directors of National
         Media Corporation dated October 23, 1998.

99.1     Press Release, dated October 23, 1998.